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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 29, 2002


                              GOODRICH CORPORATION
               (Exact Name of Registrant as Specified in Charter)






   New York                            1-892                     34-0252680
(State or Other                     (Commission                 (IRS Employer
Jurisdiction of                     File Number)             Identification No.)
 Incorporation)

                              Four Coliseum Centre
                              2730 West Tyvola Road
                         Charlotte, North Carolina 28217
               (Address of Principal Executive Offices)(Zip Code)


       Registrant's telephone number, including area code: (704) 423-7000






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ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

         (a)      Financial Statements of Businesses Acquired.

                  None.

         (b)      Pro Forma Financial Information

                  None.

         (c)      Exhibits

                  Exhibit 99.1 Goodrich Corporation press release dated January 29, 2002 titled "Goodrich Fourth Quarter and Full Year 2001 Results Exceed Expectations."

                  Exhibit 99.2 Excerpts from presentation materials of member of Goodrich Corporation's senior management to be delivered on January 30, 2002 at the Bear Stearns Ninth Annual Commercial Aerospace & Defense Conference.




ITEM 9.           REGULATION FD DISCLOSURE

         1. On January 29, 2002, Goodrich Corporation issued a press release announcing its earnings for the three-month and full-year periods ended December 31, 2001. A copy of such press release is filed as Exhibit 99.1 hereto.

         2. On January 30, 2002, a member of Goodrich Corporation's senior management will be making a presentation at the Bear Stearns Ninth Annual Commercial Aerospace & Defense Conference. A portion of the presentation materials to be delivered by him at the conference is filed as Exhibit 99.2 hereto.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GOODRICH CORPORATION
                                        (Registrant)


Date:  January 30, 2002                 By:      /s/ Robert D. Koney, Jr.
                                                 ---------------------------
                                                 Robert D. Koney, Jr.
                                                 Vice President and Controller


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